                                                                   EXHIBIT 10.20

                     FIRST AMENDMENT TO RESEARCH AGREEMENT

         This First Amendment to Research Agreement (hereafter "Amendment") is made and effective by and between NEW YORK UNIVERSITY, a corporation organized and existing under the laws of the State of New York, having a place of business at 70 Washington Square South, New York, New York 10012 (hereafter "NYU"); and Calypte Biomedical Corporation, a corporation organized and existing under the laws of California, having a place of business at 1440 Fourth Street, Berkeley, California 94710 hereafter "CORPORATION").

                                  WITNESSETH:

         WHEREAS, CORPORATION and NYU entered into a certain research agreement made and effective as of August 1 2, 1 993 (the "Research Agreement"), pursuant to which, inter alia, CORPORATION undertook to fund certain research relating to the detection of antibodies to human immunodeficiency virus (HIV) in urine at NYU, and the parties agreed to certain other related matters as specified herein; and

         WHEREAS, CORPORATION and NYU wish to modify certain terms and conditions of the Agreement as specified herein.

         NOW, THEREFORE, in consideration of the premises and the covenants, conditions and promises set forth below, the parties hereto hereby agree as follows:

1 . Except as expressly provided for herein, all terms and conditions of the Research Agreement shall remain in full force and effect.




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2.       Terms which are defined in the Agreement shall have the same meanings when used in this Amendment, unless a different definition is given herein.

3. Section 1.h of the Research Agreement shall be, and hereby is, amended in its entirety so that, as amended, said Section 1.h. shall read as follows:

         h. "Research Period" shall mean the period commencing on the Effective Date hereof and ending on January 1, 1999; provided, however, if the Exclusivity Period as such term is defined in
                 Section 9.a. of the License Agreement between NYU and CORPORATION having an effective date of August 12, 1993 and amended ___________________________, 1994 is extended to
                 January 1, 2000 pursuant to the terms of such License Agreement, the termination date of the Research Period shall be January 1, 2000.

4. Section 4.a. of the Research Agreement shall be, and hereby is, amended in its entirety so that, as amended, said Section 4.a. shall read as follows:

         a. As compensation to NYU for work to be performed on the NYU Research Project during the Research Period, subject to any earlier termination of the Research Project pursuant to
                 Section 3.a. hereof, CORPORATION will pay NYU the total sum of

                          ; provided, however, if the Research Period is
                 extended to January 1, 2000, as provided in Section 1.h. above, CORPORATION shall pay NYU the total sum of

                 Such sums shall be paid in accordance with the




Confidential portion has been omitted and filed separately with the Commission

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                 Schedule of Payments annexed hereto and incorporated herein as
                 Exhibit A-1.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as follows:


NEW YORK UNIVERSITY         CALYPTE BIOMEDICAL CORPORATION



By:  /s/ Isaac T. Kohlberg                    By: /s/
     -----------------------------                ----------------------------
         Isaac T. Kohlberg

        Vice President for
Title:  Industrial Liaison                  Title:  President
       ---------------------------                  --------------------------

Date:   1-11-95                             Date:   1-6-95
       ---------------------------                  --------------------------





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                                 EXHIBIT A-1 to
                   FIRST AMENDMENT TO THE RESEARCH AGREEMENT



                              SCHEDULE OF PAYMENTS




         Effective Date

         February 12,   1994

         August 12, 1994

         February 12, 1995

         August 12, 1995

         February 12, 1996

         August 1, 1996

         January 1, 1997

         July 1, 1997

         January 1, 1998.

         July 1, 1998


and, if the Research Period ends on January 1, 2000, then

         January 1, 1999

         July 1, 1999


Confidential portion has been omitted
and filed separately with the Commission